Filed Pursuant to Rule 497(k)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated March 13, 2019 to each Funds’ Summary Prospectus dated April 30, 2018, as supplemented and amended to date

Brookfield Public Securities Group LLC (“Brookfield PSG”), the investment adviser and administrator to the Funds, will implement certain changes to each Fund’s portfolio management team.  Effective immediately, Tom Miller, CFA, will join Craig Noble, CFA, and Leonardo Anguiano as a Co-Portfolio Manager on all Brookfield PSG global listed infrastructure accounts where Mr. Miller does not currently serve as a Co-Portfolio Manager.  In addition, effective by the end of the 3rd quarter of 2019, Mr. Noble will no longer serve as a Co-Portfolio Manager for Brookfield PSG global listed infrastructure accounts.  Mr. Noble will be assuming additional responsibilities at Brookfield Asset Management Inc. and will remain a portfolio manager on Brookfield PSG real assets solutions products and a member of the Brookfield PSG investment committee and the Brookfield PSG global listed infrastructure investment committee.

In light of the portfolio management changes noted above:

Effective immediately, the portfolio management disclosure under the heading “Brookfield Global Listed Infrastructure Fund — Management,” is hereby deleted and replaced with the following:

“Portfolio Managers:  Craig Noble, CFA, CEO, Chief Investment Officer and Portfolio Manager, Leonardo Anguiano, Managing Director and Portfolio Manager, and Tom Miller, CFA, Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, serve as Co-Portfolio Managers for the Fund.  Mr. Noble has served as Co-Portfolio Manager of the Fund since its inception.  Messrs. Anguiano and Miller have served as Co-Portfolio Managers of the Fund since September 2016 and March 2019, respectively.”

Effective immediately, the portfolio management disclosure under the heading “Brookfield Real Assets Securities Fund — Management,” is hereby deleted and replaced with the following:

“Portfolio Managers:  Craig Noble, CFA, CEO, Chief Investment Officer and Portfolio Manager, Leonardo Anguiano, Managing Director and Portfolio Manager, Tom Miller, CFA, Director and Portfolio Manager, Jason S. Baine, Managing Director and Portfolio Manager, Bernhard Krieg, CFA, Managing Director and Portfolio Manager, Dana Erikson, CFA, Managing Director and Portfolio Manager, Dan Parker, CFA, Director and Portfolio Manager, and Larry Antonatos, Managing Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, serve as Co-Portfolio Managers for the Fund.  Messrs. Noble, Baine, Krieg and Erikson have served as Co-Portfolio Managers of the Fund since its inception.  Messrs. Antonatos, Anguiano, Parker and Miller have served as Co-Portfolio Managers of the Fund since February 2016, September 2016, August 2018 and March 2019, respectively.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in each Summary Prospectus.

Please retain this Supplement for reference.